Exhibit 4.1

Apollo Infrastructure Company LLC Subscription Agreement The undersigned hereby tenders this Subscription Agreement and applies for the purchase of the dollar amount of limited liability company interests (the “Shares”) of the series of Apollo Infrastructure Company LLC (“AIC”) set forth below. AIC is managed by its operating manager, Apollo Manager, LLC (the “Manager”), which is a subsidiary of the sponsor, Apollo Asset Management, Inc. (together with its subsidiaries, “Apollo”). Please see the confidential private placement memorandum, as may be amended and/or supplemented (“PPM”), for complete details regarding the offering by AIC. (1) YOUR INVESTMENT A. Investment Investment Amount $ Initial Investment ($2,500 minimum initial investment) ☐ Subsequent Purchase ($500 minimum per transaction) B. Investment Method ☐ By wire: Please wire funds according to the instructions below. Name: Apollo Infrastructure Co Bank Name: State Street
ABA 011000028 Account: 99001539 Ref: [Investor Registration] ☐ By mail: Attach a check to this Subscription Agreement. Make all checks payable to: Apollo Infrastructure Company LLC*. Broker-Dealer/Registered Representative will make payment on your behalf * Cash, cashier’s checks/official bank checks, temporary checks, foreign checks, money orders, third party checks, or traveler’s checks are not accepted. C. Series Selection (required) ☐ APOLLO INFRASTRUCTURE COMPANY LLC – SERIES I (treated as a corporation for U.S. federal income tax purposes and tax reporting will be done on Form 1099-DIV) ☐ APOLLO INFRASTRUCTURE COMPANY LLC – SERIES II (treated as a partnership for U.S. federal income tax purposes and tax reporting will be done on Schedule K-1) D. Share Selection (required) ☐ S SHARE ☐ I SHARE ☐ F-S SHARE (Founder Shares available for certain accounts during the Initial Offer Period or through designated intermediaries as described in the PPM) ☐ F-I SHARE (Founder Shares available for certain accounts during the Initial Offer Period or through designated intermediaries as described in the PPM) ☐ A-I SHARE (Anchor Shares available through designated intermediaries as described in the PPM) ☐ A-II SHARE (Anchor Shares available through designated intermediaries as described in the PPM) ☐ E SHARE (available for officers, directors, employees and affiliates of Apollo as described in the PPM) (2) OWNERSHIP TYPE Taxable Account Type Brokerage Account Number ☐ Individual or Joint Tenant With Rights of Survivorship (Select Only One) Non-Taxable Account Type Custodian Account Number ☐ Transfer on Death (Optional Designation. See Section 3.C) ☐ Tenants in Common ☐ Community Property ☐ Uniform Gift/Transfer to Minors
State of ☐ IRA ☐ Roth IRA ☐ SEP IRA ☐ Simple IRA ☐ Pension/Profit Sharing Plan (Include Certification of Investment Powers Form) ☐ Rollover IRA ☐ Inherited IRA ☐ Other Custodian Information (To Be Completed By Custodian) Custodian Name Custodian Tax ID # Custodian Phone # Entity Name – Retirement Plan / Trust / Corporation / Partnership / Other Trustee(s) and/or authorized signatory(s) information MUST be provided in Sections 3.A and 3.B ENTITY NAME TAX ID NUMBER DATE OF TRUST ENTITY ADDRESS (LEGAL ADDRESS - REQUIRED) EXEMPTIONS Entity Type (Select one. Required) ☐ Retirement Plan (See Form W-9 instructions at www.irs.gov) Trust ☐ S-Corp ☐ C-Corp ☐ LLC ☐ Partnership ☐ Other Jurisdiction (if Non-U.S.) Exempt payee code (if any) Exemption from FATCA reporting code (Attach a completed applicable Form W-8) (if any) (3) INVESTOR INFORMATION A. Investor Name (Investor / Trustee / Executor / Authorized Signatory Information) (Residential street address MUST be provided. See Section 4 if mailing address is different than residential street address.) FIRST NAME (MI) LAST NAME SOCIAL SECURITY NUMBER / TAX ID DATE OF BIRTH (MM/DD/YYYY) DAYTIME PHONE NUMBER PAGE 1 OF 8 AIC-IU233450 (1223)

Apollo Infrastructure Company LLC Subscription Agreement (3) INVESTOR INFORMATION (Continued) RESIDENTIAL STREET ADDRESS CITY STATE ZIP EMAIL ADDRESS If you are a non-U.S. citizen, please specify your country of citizenship (required): Resident Alien Non-Resident Alien (Attach a completed Form W-8BEN, Rev. Oct. 2021) Country of Citizenship If you are an Apollo employee, officer, director, affiliate, or an Immediate Family Member thereof,1 please select one below (required): Apollo employee or AIC officer or director or Apollo affiliate or Immediate Not Applicable Immediate Family Member Immediate Family Member Family Member B. Co-Investor Name (Co-Investor / Co-Trustee / Co-Executor / Co-Authorized Signatory Information, if applicable.) (Residential street address MUST be provided. See Section 4 if mailing address is different than residential street address.) FIRST NAME (MI) LAST NAME SOCIAL SECURITY NUMBER / TAX ID DATE OF BIRTH (MM/DD/YYYY) DAYTIME PHONE NUMBER RESIDENTIAL STREET ADDRESS CITY STATE ZIP EMAIL ADDRESS If you are a non-U.S. citizen, please specify your country of citizenship (required): Resident Alien Non-Resident Alien (Attach a completed Form W-8BEN, Rev. Oct. 2021) Country of Citizenship If you are an Apollo employee, officer, director, affiliate, or an Immediate Family Member thereof,1 please select one below (required): Apollo employee or AIC officer or director or Apollo affiliate or Immediate Not Applicable Immediate Family Member Immediate Family Member Family Member C. Transfer on Death Beneficiary Information (Individual or Joint Account with rights of survivorship only.) Not available for Louisiana residents. (Beneficiary Date of Birth required. Whole percentages only; must equal 100%.) DATE OF BIRTH FIRST NAME (MI) LAST NAME SSN(MM/DD/YYYY)☐ PRIMARY ☐ SECONDARY % DATE OF BIRTH FIRST NAME (MI) LAST NAME SSN(MM/DD/YYYY)☐ PRIMARY ☐ SECONDARY % DATE OF BIRTH FIRST NAME (MI) LAST NAME SSN(MM/DD/YYYY)☐ PRIMARY ☐ SECONDARY % DATE OF BIRTH FIRST NAME (MI) LAST NAME SSN(MM/DD/YYYY)☐ PRIMARY ☐ SECONDARY % Custodian/Guardian (required for a minor Beneficiary, cannot be same as Investor or Co-Investor): (4) CONTACT INFORMATION (If different than provided in Section 3.A) (5) INTERESTED PARTY INFORMATION (For mailed statements) EMAIL ADDRESS MAILING STREET ADDRESS CITY STATE ZIP FIRST NAME (MI) LAST NAME DAY TIME PHONE NUMBER RESIDENTIAL STREET ADDRESS CITY STATE ZIP 1 “Immediate Family Member” means the child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, or mother-, father-, son-, daughter-, brother-, or sister in- law of an officer or director, and includes adoptive relationships. PAGE 2 OF 8 AIC-IU233450 (1223)

Apollo Infrastructure Company LLC Subscription Agreement (6) SELECT HOW YOU WANT TO RECEIVE YOUR DISTRIBUTIONS (Select only one) Please read entire section carefully. A. You are automatically enrolled in our Distribution Reinvestment Plan. If you do NOT wish to be enrolled in our Distribution Reinvestment Plan, and you instead elect to receive cash distributions, check this box and complete the information in Section 6.B: B. Complete the section below ONLY if you are NOT participating in the Distribution Reinvestment Plan and you instead have elected above to receive cash distributions. For Custodial held accounts, if you elect cash distributions the funds must be sent to the Custodian. 1. Cash/Check Mailed to the address set forth above (Available for Non-Custodial Investors only.) 2. Cash/Check Mailed to Third Party/Custodian NAME / ENTITY NAME / FINANCIAL INSTITUTION MAILING ADDRESS CITY STATE ZIP ACCOUNT NUMBER (required) 3. Cash/Direct Deposit. Attach a pre-printed voided check. (Non-Custodial Investors Only) I authorize Apollo Infrastructure Company LLC or its agent to deposit my distribution into my checking or savings account. This authority will remain in force until I notify Apollo Infrastructure Company LLC in writing to cancel it. In the event that Apollo Infrastructure Company LLC deposits funds erroneously into my account, Apollo Infrastructure Company LLC is authorized to debit my account for an amount not to exceed the amount of the erroneous deposit. FINANCIAL INSTITUTION NAME MAILING ADDRESS CITY STATE ZIP YOUR BANK’S ABA ROUTING NUMBER YOUR BANK ACCOUNT NUMBER (7) ELECTRONIC DELIVERY FORM (Optional) Instead of receiving paper copies of the PPM and other shareholder communications and reports, you may elect to receive electronic delivery of shareholder communications from Apollo Infrastructure Company LLC. If you would like to consent to electronic delivery, including pursuant to email, please initial below for this election. We encourage you to reduce printing and mailing costs and to conserve natural resources by electing to receive electronic delivery of shareholder communications and statement notifications. By consenting below to electronically receive shareholder communications, including your account- specific information, you authorize said offering(s) to either (i) email shareholder communications to you directly or (ii) make them available on our website and notify you by email when and where such documents are available. You will not receive paper copies of these electronic materials unless specifically requested, the delivery of electronic materials is prohibited or we, in our sole discretion, elect to send paper copies of the materials. By consenting to electronic access, you will be responsible for your customary internet service provider charges and may be required to download software in connection with access to these materials. Please initial to consent to electronic delivery EMAIL (If blank, the email provided in Section 4 or Section 3.A will be used.) (8) POWER OF ATTORNEY By executing this Subscription Agreement and subscribing for Shares, the undersigned hereby agrees to be bound by the terms of this Subscription Agreement, the limited liability company agreement of AIC (as amended from time to time, the “LLC Agreement”), the series agreement for the series the undersigned has elected to participate in pursuant to Section 1(c) of this Subscription Agreement (the “Series”) and any amendments or supplements thereto or cancellations thereof, and authorizes and appoints with full power of substitution as the undersigned’s true and lawful agent and attorney-in-fact, with full power and authority in the undersigned’s name, place and stead, the Manager, AIC and the Series, and each of their authorized officers and attorneys-in- fact, as the case may be, to execute, swear to, acknowledge, deliver, file and record in the appropriate public offices, as may be required or advisable under the laws of the State of Delaware or any other applicable jurisdiction: A. any and all certificates, instruments, agreements or other documents, whether related to this Subscription Agreement, the LLC Agreement or otherwise, and any amendment of any thereof (including amendments reflecting the addition of any person or entity as a shareholder or member of AIC or any admission or substitution of other shareholders or members or the capital contribution made by any such person or entity or by any shareholder or member of AIC) and any other document, certificate or instrument required to be executed and delivered, at any time, in order to reflect the admission of any member of AIC or the transfer of any Shares; B. any other document, certificate or instrument required to reflect any action of the shareholders or the members of AIC duly taken in the manner provided for in the LLC Agreement, whether or not the undersigned voted in favor of or otherwise consented to such action; C. any other document, certificate or instrument that may be required by any regulatory body or other agency or the applicable laws of the United States, any state or any other jurisdiction in which AIC or any series of AIC is doing or intends to do business or AIC or the Manager deems necessary or advisable; D. any certificate of cancellation of the certificate of formation of AIC and any certificate of cancellation of a certificate of registered series of a series of AIC, as applicable, that may be reasonably necessary to effect the termination of AIC or a series of AIC; E. any instrument or papers required to terminate the business of AIC or a series of AIC pursuant to the LLC Agreement; provided, however, that no such attorney-in-fact shall take any action as attorney-in-fact for the undersigned if such action could in any way increase the liability of the undersigned beyond the liability expressly set forth in the LLC Agreement or alter the rights of the undersigned under the LLC Agreement, unless (in either case) the undersigned has given a power of attorney to such attorney-in-fact expressly for such purpose; F. all ballots, consents, approvals, waivers, certificates, documents and other instruments that AIC determines to be necessary or appropriate to (i) make, evidence, give, confirm or ratify any vote, consent, approval, agreement or other action that is made or given by the shareholders or the members of AIC or is consistent with the terms of the LLC Agreement or (ii) effectuate the terms or intent of the LLC Agreement or the series agreement of any series of AIC; provided, that when required by the any provision of the LLC Agreement that establishes a percentage of the shareholders or the members of AIC or of the shareholders or members of AIC holding any class of shares of AIC required to take any action, the Manager and AIC, and each of their authorized officers and attorneys-in-fact, as the case may be, may exercise the power of attorney made in this document. 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Apollo Infrastructure Company LLC Subscription Agreement (8) POWER OF ATTORNEY (Continued) Subscription Agreement only after the necessary vote, consent, approval, agreement or other action of the shareholders or members of AIC, generally or holding such class of shares of AIC; and G. all elections for U.S. federal, state, local and non-U.S. tax matters in respect of, or on behalf of, AIC and any series of AIC. Nothing contained in this Section 8 shall be construed as authorizing the Manager, AIC or any series of AIC, or each of their authorized officers or attorneys-in-fact, as the case may be, to amend, change or modify the LLC Agreement except in accordance thereof or as may be otherwise expressly provided for in the LLC Agreement. The foregoing power of attorney is hereby declared to be irrevocable and a power coupled with an interest, and it shall survive and, to the maximum extent permitted by law, not be affected by the subsequent death, incompetency, disability, incapacity, dissolution, bankruptcy or termination of the undersigned and the transfer of all or any portion of the undersigned’s Shares and shall extend to the undersigned’s heirs, successors, assigns and personal representatives. The undersigned hereby agrees to be bound by any representation made by the Manager or AIC, and each of their authorized officers or attorneys-in-fact, as the case may be, acting in good faith pursuant to such power of attorney; and the undersigned, to the maximum extent permitted by law, hereby waives any and all defenses that may be available to contest, negate or disaffirm the action of the Manager, AIC or any series of AIC, and each of their authorized officers or attorneys-in-fact, as the case may be, taken in good faith under such power of attorney in accordance with this Subscription Agreement. The undersigned hereby agrees to execute and deliver to AIC promptly after receipt of AIC’s written request therefore, such other and further statements of interest and holdings, designations, and further statements of interest and holdings, designations, powers of attorney and other instruments that AIC deems necessary to comply with any laws, rules or regulations relating to AIC’s or the Series’ activities. (9) ANTI-MONEY LAUNDERING Notwithstanding any other provision of this Subscription Agreement to the contrary, AIC and the Series, and the Manager, in its own name and on behalf of AIC and/or the Series, shall be authorized, without the consent of any person or entity, including the undersigned, to take such action as it determines to be necessary or advisable to comply, or to cause AIC and the Series to comply, with any anti-money laundering or anti-terrorist laws, rules, regulations, directives or special measures. (10) GOVERNING LAW This Subscription Agreement will be governed by and construed in accordance with the laws of the State of Delaware (without giving effect to any choice of law or conflict of law rules or provisions that would cause the application of the laws of any jurisdiction other than the State of Delaware). (11) ENTIRE AGREEMENT This Subscription Agreement, the LLC Agreement and the other agreements or documents referred to herein or in the LLC Agreement contain the entire agreement of the parties hereto or therein with respect to the subject matter hereof and thereof, and there are no representations, covenants or other agreements except as set forth herein or therein. (12) SUBSCRIBER SIGNATURES Apollo Infrastructure Company LLC is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish the account. Required information includes name, date of birth, permanent residential address and social security/ taxpayer identification number. We may also ask to see other identifying documents. If you do not provide the information, Apollo Infrastructure Company LLC may not be able to open your account. By signing the Subscription Agreement, you agree to provide this information and confirm that this information is true and correct. If we are unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if we believe we have identified potentially criminal activity, we reserve the right to take action as we deem appropriate which may include closing your account. The undersigned’s signature pages to this Subscription Agreement shall also constitute a counterpart signature page to the LLC Agreement upon acceptance thereof by AIC and the Series. Please separately initial each of the representations below. Except in the case of fiduciary accounts, you may not grant any person a power of attorney to make the representations on your behalf. In order to induce Apollo Infrastructure Company LLC to accept this subscription, I hereby represent and warrant to you as follows: INVESTOR CO-INVESTOR I have received a copy of the PPM. INITIALS INITIALS I am an “accredited investor” as defined in Rule 501 promulgated under Regulation D under the U.S. Securities Act of 1933, as amended (the “Securities Act”). All investors please also complete the INITIALS INITIALS questionnaire in Appendix A. I acknowledge that there is no public market for the Shares and, thus, my investment in Shares is not liquid. INITIALS INITIALS I acknowledge that the Shares have not been registered and are not expected to be registered under the laws of any country or jurisdiction outside of the United States except as otherwise INITIALS INITIALS described in the PPM. I am purchasing the Shares for my own account. INITIALS INITIALS I understand that the transaction price per Share at which my investment will be executed will be made available on Apollo Infrastructure Company LLC’s website at https://www.apollo.com/infraco INITIALS INITIALS I understand that I am not committed to purchase Shares at the time my subscription order is submitted and I may cancel my subscription at any time before two business days before the first business day of INITIALS INITIALS the month. I understand that I may withdraw my purchase request by notifying the transfer agent, through my financial intermediary or directly on Apollo Infrastructure Company LLC’s toll-free, automated telephone line, (888) 926-2688. AIC-IU233450 (1223) PAGE 4 OF 8

Apollo Infrastructure Company LLC Subscription Agreement (12) SUBSCRIBER I am a benefit plan investor within the meaning of Section 3(42) of the Employee Retirement Income Security Act of 1974 (“ERISA”). 2 (Initial ONLY if applicable) INVESTOR    CO-INVESTOR INITIALS    INITIALS SIGNATURES (Continued) I declare that the information supplied above is true and correct and may be relied upon by Apollo Infrastructure Company LLC. I acknowledge that the Broker-Dealer/Registered Representative (Broker-Dealer/Registered Representative of record) indicated in Section 13 of this Subscription Agreement and its designated clearing agent, if any, will have full access to my account information, including the number of shares I own, tax information (including tax documents) and redemption information. Investors may change the Broker-Dealer/Registered Representative of record at any time by contacting Apollo Infrastructure Company LLC at the number indicated below. SUBSTITUTE IRS FORM W-9 CERTIFICATIONS: Under penalties of perjury, I certify that: (1) The number shown on this Subscription Agreement is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and (3) I am a U.S. citizen or other U.S. person (including a resident alien) (defined in IRS Form W-9); and (4) The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct. Certification Instructions: You must cross out certification 2 if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding. Non-U.S. persons should cross out certifications 1 through 3 above and must complete and provide us with a valid IRS Form W-8. (MUST BE SIGNED BY CUSTODIAN OR TRUSTEE IF PLAN IS ADMINISTERED BY A THIRD PARTY) SIGNATURE OF INVESTOR    DATE SIGNATURE OF CO-INVESTOR OR CUSTODIAN DATE (If applicable) (13) REGISTERED REPRESENTATIVE/ INVESTMENT ADVISOR REPRESENTATIVE BROKER DEALER/ RIA INFORMATION (Required Information) The Registered Representative/Investment Advisor Representative (as applicable) must sign below to complete the order. Registered Representative/Investment Advisor Representative (as applicable) hereby warrants that he/she is duly licensed and may lawfully sell shares in the state designated as the investor’s legal residence. BROKER DEALER OR RIA FIRM    REGISTERED REP OR INVESTMENT ADVISOR REP NAME ADVISOR MAILING ADDRESS CITY    STATE ZIP FIRM CRD NUMBER    REP/RIA NUMBER TELEPHONE NUMBER E-MAIL ADDRESS    FAX NUMBER OPERATIONS CONTACT NAME    OPERATIONS CONTACT E-MAIL ADDRESS Please note that unless previously agreed to in writing by Apollo Infrastructure Company LLC, all sales of securities must be made through a Broker-Dealer, including when an RIA has introduced the sale. In all cases, this Section 13 must be completed. The undersigned confirm(s), which confirmation is made on behalf of the Broker-Dealer with respect to sales of securities made through a Broker- Dealer, that they (i) have reasonable grounds to believe that the information and representations concerning the investor identified herein are true, correct and complete in all respects; (ii) have discussed such investor’s prospective purchase of Shares with such investor; (iii) have advised such investor of all pertinent facts with regard to the lack of liquidity and marketability of the Shares; (iv) have delivered or made available the PPM to such investor; (v) have reasonable grounds to believe that the investor is purchasing these Shares for his or her own account; (vi) have reasonable grounds to believe that the purchase of Shares is a suitable investment for such investor, that such investor meets the suitability standards applicable to such investor set forth in the PPM and that such investor is in a financial position to enable such investor to realize the benefits of such an investment and to suffer any loss that may occur with respect thereto; and (vii) have advised such investor that the Shares have not been registered and are not expected to be registered under the laws of any country or jurisdiction outside of the United States except as otherwise described in the PPM. The undersigned Registered Representative represents and certifies that, if the investor is a “retail customer” as defined in Regulation Best Interest, (i) the undersigned has a reasonable basis to believe that (a) a purchase of Shares would be in the best interest of the investor based upon the investor’s investment profile and the potential risks, rewards, and costs associated with such an investment and (b)(i) the undersigned has not placed its interests or those of the Registered Representative ahead of the interest of the investor in recommending such investment and (ii) undersigned and the Registered Representative have complied with any applicable enhanced standard of conduct, including but not limited to, the other requirements of Regulation Best Interest in relation to the proposed purchase of Shares. The undersigned Registered Representative further represents and certifies that, in connection with this subscription for Shares, he or she has complied with and has followed all applicable policies and procedures under his or her firm’s existing Anti-Money Laundering Program and Customer Identification Program including applicable document/information retention requirements. The undersigned Registered Representative Continued next page 2 “The term “benefit plan investor” is defined to include (i) employee benefit plans subject to Title I of ERISA (e.g., US corporate pension plans, Taft-Hartley plans, and 401(k) plans), (ii) plans subject to Section 4975 of the Internal Revenue Code (e.g., “Keogh” plans and individual retirement accounts and arrangements (“IRAs”)), and (iii) entities. (e.g., a fund-of-funds and a collective investment trust (“CIT”)) whose underlying assets are deemed to constitute “plan assets” under ERISA due to a failure of the entity to meet one of the regulatory exceptions under ERISA. Governmental plans and non-US plans are not included in this definition. PAGE 5 OF 8 AIC-IU233450 (1223)

Apollo Infrastructure Company LLC Subscription Agreement (13) REGISTERED REPRESENTATIVE/ INVESTMENT ADVISOR REPRESENTATIVE BROKER DEALER/ RIA INFORMATION (Required Information) - Continued (14) MISCELLANEOUS further represents and certifies that, upon request from AIC or an affiliate, such Registered Representative will provide AIC with identification documentation and other information about the investor collected pursuant to these policies and procedures. During the life of the investment, but no more than annually, the undersigned Registered Representative agrees to provide, upon request from AIC or an affiliate, a verification of continued compliance with this section 13. REGISTERED REP OR INVESTMENT ADVISOR SIGNATURE DATE BRANCH MANAGER SIGNATURE DATE (If required by Broker-Dealer) If investors participating in the Distribution Reinvestment Plan or making subsequent purchases of Shares of Apollo Infrastructure Company LLC experience a material adverse change in their financial condition or can no longer make the representations or warranties set forth in Section 12 above, they are asked to promptly notify Apollo Infrastructure Company LLC and the Broker-Dealer in writing. The Broker-Dealer may notify Apollo Infrastructure Company LLC if an investor participating in the Distribution Reinvestment Plan can no longer make the representations or warranties set forth in Section 12 above, and Apollo Infrastructure Company LLC may rely on such notification to terminate such investor’s participation in the Distribution Reinvestment Plan. No sale of Shares may be completed until at least five business days after you receive the PPM. To be accepted, a subscription request must be made with a completed and executed Subscription Agreement in good order and payment of the full purchase price at least five business days prior to the first business day of the month (unless waived). You will receive a written confirmation of your purchase. All items on the Subscription Agreement must be completed in order for your subscription to be processed. Subscribers are encouraged to read the PPM in its entirety for a complete explanation of an investment in the Shares of Apollo Infrastructure Company LLC. Return the completed Subscription Agreement to: Regular Mail To: Apollo Infrastructure Company LLC Apollo Infrastructure Company LLC PO Box 219453 Kansas City, MO 64121-9453 Overnight To: Apollo Infrastructure Company LLC Apollo Infrastructure Company LLC 430 W 7th Street, Suite 219453 Kansas City, MO 64105-1407 Apollo Infrastructure Company LLC Investor Relations: (888) 926-2688 Email: apolloaicai@sscinc.com PAGE 6 OF 8 AIC-IU233450 (1223)

Apollo Infrastructure Company LLC Subscription Agreement APPENDIX A FOR INDIVIDUALS (INITIAL ONLY APPLICABLE BOXES) A natural person with individual net worth (or joint net worth with spouse or spousal equivalent*) in excess of $1 million. For purposes of this item, “net worth” means the excess of total assets at fair market value, including automobiles and other personal property and property owned by a spouse or spousal equivalent*, but excluding the value of the primary residence of such natural person, over total liabilities. For this purpose, the amount of any mortgage or other indebtedness secured by an Investor’s primary residence should not be included as a “liability”, except to the extent the fair market value of the residence is less than the amount of such mortgage or other indebtedness A natural person with individual income (without including any income of the Investor’s spouse or spousal equivalent*) in excess of $200,000, in each of the two most recent years and who reasonably expects to reach the same income level in the current year. A natural person with joint income with their spouse or spousal equivalent* in excess of $300,000, in each of the two most recent years and who reasonably expects to reach the same income level in the current year. The Investor (including all owners in a joint account) holds in good standing either the General Securities Representative license (Series 7), the Private Securities Offerings Representative license (Series 82), the Investment Adviser Representative license (Series 65), and/or any other professional certifications or designations or credentials from an accredited educational institution that the U.S. Securities and Exchange Commission has designated under Rule 501(a)(10) under the Securities Act as qualifying an individual for accredited investor status. *A cohabitant occupying a relationship generally equivalent to that of a spouse. FOR ENTITIES (INITIAL ONLY APPLICABLE BOXES) A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if the plan has total assets in excess of $5 million. An entity, including a grantor trust, in which all of the equity owners are accredited investors (for this purpose, a beneficiary of a trust is not an equity owner, but the grantor of a grantor trust may be an equity owner). A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity. An insurance company as defined in Section 2(a)(13) of the Securities Act. A broker-dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “1934 Act”). An investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). A business development company as defined in Section 2(a)(48) of the 1940 Act. A Small Business Investment Company licensed by the Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended. A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended (the “Advisers Act”). A corporation, an organization described in Section 501(c)(3) of the U.S. Internal Revenue Code of 1986, as amended, Massachusetts or similar business trust, or partnership, in each case not formed for the specific purpose of acquiring Shares, with total assets in excess of $5 million. A trust with total assets in excess of $5 million not formed for the specific purpose of acquiring Shares, whose purchase is directed by a person with such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares. An employee benefit plan within the meaning of the United States Employee Retirement Income Security Act of 1974, as amended (“ERISA”) if the decision to invest in the Shares is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5 million or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors. (Continued on next page) INVESTOR CO-INVESTOR INITIALS INITIALS INITIALS INITIALS INITIALS INITIALS INITIALS INITIALS INITIALS INITIALS INITIALS INITIALS INITIALS INITIALS INITIALS INITIALS INITIALS INITIALS INITIALS INITIALS INITIALS INITIALS INITIALS INITIALS INITIALS INITIALS INITIALS INITIALS INITIALS INITIALS INITIALS INITIALS PAGE 7 OF 8 AIC-IU233450 (1223)

Apollo Infrastructure Company LLC Subscription Agreement APPENDIX A (Continued) INVESTOR CO-INVESTOR A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if the plan has total assets in excess of $5 million. INITIALS Rural Business Investment Company as defined in Section 384A of the U.S. Consolidated Farm and Rural Development Act. INITIALS INITIALS An investment adviser registered pursuant to Section 203 of the Advisers Act or registered under the laws of any U.S. state. INITIALS INITIALS An investment adviser relying on an exemption from registering with the Securities and Exchange Commission under Section 203(l) or (m) of the Advisers Act. INITIALS INITIALS An entity, of a type not listed above, not formed for the specific purpose of acquiring the Interests offered, that owns in excess of $5,000,000 in “investments,” as defined in Rule 2a51-1 under the 1940 Act. INITIALS INITIALS A “family office” (as defined in Rule 202(a)(11)(G)-1 under the Advisers Act) with assets under management in excess of $5,000,000, not formed for the specific purpose of acquiring the Interests offered, and whose purchase of the Interests is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the purchase of the Interests. INITIALS INITIALS A “family client” (as defined in Rule 202(a)(11)(G)-1 under the Advisers Act) of a “family office” meeting the requirements of the immediately preceding category, whose purchase of the Interests is directed by such family office. INITIALS INITIALS If I am an entity that was formed for the purpose of purchasing Shares, each individual that owns an interest in such entity meets the general suitability requirements described above. INITIALS INITIALS In the case of sales to fiduciary accounts, the minimum standards above shall be met by the beneficiary, the fiduciary, account, or, by the donor or grantor, who directly or indirectly supplies the funds to purchase the shares if the donor or grantor is the fiduciary. PAGE 8 OF 8 AIC-IU233450 (1223)